MERRIMAC SERIES

Merrimac Cash Series
Merrimac Prime Series
Merrimac Treasury Series
Merrimac Treasury Plus Series
Merrimac U.S. Government Series
Merrimac Municipal Series

Supplement dated November 3, 2006 to the Statement of Additional Information dated May 1, 2006

Effective November 3, 2006, the Statement of Additional Information (‘SAI”) of the Merrimac Series (the “Trust”) dated May 1, 2006 is hereby supplemented and amended as follows:

The two paragraphs under the heading “Investment Companies” on page 5 of the SAI are removed and replaced in their entirety with the following:

Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent allowed by law.

The fourth paragraph under the heading “Portfolio Holdings Information” on page 24 of the SAI is removed in its entirety and replaced with the following:

2.
As appropriate for legitimate business purposes of the Funds or Portfolios (currently consisting of a potential Sub-Adviser for due diligence purposes; disclosure to a newly hired Adviser or Sub-Adviser; disclosure to a rating and ranking agency; disclosure to third-party service providers, such as the administrator, transfer agent, custodian, fund accounting agent, auditors, financial printers or legal counsel, in the normal course of their performance of services for the Funds and Portfolios). Current portfolio holdings information may be periodically provided to these entities to the extent necessary to achieve their respective business purpose; or